UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 8, 2008 (September 5, 2008)
Park National Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500

(Address of principal executive offices)	(Zip Code)
(740) 349-8451

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
     As previously reported, on July 30, 2007, Park National Corporation (“Park”) announced its intent to consolidate the banking operations of its eight subsidiary banks located in Ohio under one charter — that of The Park National Bank (“PNB”), which will remain a national bank. Each of (a) Century National Bank, a national bank headquartered in Zanesville, Ohio (“CNB”); (b) Second National Bank, a national bank headquartered in Greenville, Ohio (“SNB”); (c) The Richland Trust Company, an Ohio state-chartered bank headquartered in Mansfield, Ohio (“RTC”); (d) United Bank, National Association, a national bank headquartered in Bucyrus, Ohio (“UB”); (e) The First-Knox National Bank of Mount Vernon, a national bank headquartered in Mount Vernon, Ohio (“FKNB”); (f) The Security National Bank and Trust Co., a national bank headquartered in Springfield, Ohio (“SEC”); and (g) The Citizens National Bank of Urbana, a national bank headquartered in Urbana, Ohio (“CIT”) (collectively, the “Merging Banks”) is to merge with and into PNB, a national bank headquartered in Newark, Ohio. The mergers are to be consummated on a serial basis in such order and with such effective times as determined by each of the respective Merging Banks and PNB to be appropriate and in the best interest of their respective operations and approved by the Office of the Comptroller of the Currency (the “OCC”). On February 20, 2008, the OCC notified PNB that the OCC had approved the proposed mergers, providing the required regulatory approval.
     The 12 Ohio-based community banking subsidiaries and divisions of Park’s subsidiary banks are to merge into the one charter and become divisions of PNB. Following the consummation of the mergers, each community bank division is to retain its local leadership, local decision-making and unique local identity.
     As previously reported, effective as of the close of business on August 15, 2008, each of CNB and SNB merged with and into PNB and became a division of PNB. In addition, effective as of the close of business on August 29, 2008, each of RTC and UB merged with and into PNB and became a division of PNB.
     Effective as of the close of business on September 5, 2008, FKNB merged with and into PNB and became a division of PNB. As a result of the merger of FKNB with and into PNB, PNB succeeded FKNB as the transfer agent for the Park common shares. The transfer agent operations will be conducted at the offices of FKNB (now a division of PNB) in Mount Vernon, Ohio — the location where the transfer agent operations were conducted by FKNB. FKNB ceased to serve as transfer agent for the Park common shares as of the close of business on September 5, 2008 in conjunction with the merger, while PNB became successor transfer agent of the Park common shares effective as of the opening of business on September 6, 2008.
     Park anticipates that the mergers of SEC and CIT with and into PNB will be completed by September 30, 2008.
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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION
Dated: September 8, 2008	By:	/s/ John W. Kozak
John W. Kozak
Chief Financial Officer

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